UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 24, 2015

Abbott Laboratories

(Exact name of registrant as specified in its charter)

Illinois	1-2189	36-0698440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07        Submission of Matters to a Vote of Security Holders.

Abbott Laboratories held its Annual Meeting of Shareholders on April 24, 2015.  The following is a summary of the matters voted on at that meeting.

(1)         The shareholders elected Abbott’s entire Board of Directors.  The persons elected to Abbott’s Board of Directors and the number of shares cast for, the number of shares withheld, and the number of broker non-votes, with respect to each of these persons, were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Alpern, M.D.	1,083,505,783	8,926,702	197,785,599
Roxanne S. Austin	968,353,593	124,078,892	197,785,599
Sally E. Blount, Ph.D.	1,083,937,201	8,495,284	197,785,599
W. James Farrell	1,079,588,172	12,844,314	197,785,599
Edward M. Liddy	1,071,589,609	20,842,876	197,785,599
Nancy McKinstry	1,082,764,792	9,667,694	197,785,599
Phebe N. Novakovic	1,084,079,984	8,352,502	197,785,599
William A. Osborn	1,074,625,623	17,806,863	197,785,599
Samuel C. Scott III	1,080,492,009	11,940,476	197,785,599
Glenn F. Tilton	1,050,785,008	41,647,478	197,785,599
Miles D. White	1,062,102,504	30,329,982	197,785,599

(2)         The shareholders ratified the appointment of Ernst & Young LLP as Abbott’s auditors.  The number of shares cast in favor of the ratification of Ernst & Young LLP, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,270,312,895	15,750,570	4,154,620	0

(3)         The shareholders voted to approve the compensation of Abbott’s named executive officers listed in the proxy statement for the 2015 annual meeting, with 95.69 percent of the votes cast voting “For” the proposal.  The shareholder vote is advisory and non-binding. The number of shares cast in favor of approval, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
1,045,303,329	38,276,132	8,853,025	197,785,599

(4)         The shareholders rejected a shareholder proposal requesting that Abbott’s Board of Directors publish a report on genetically engineered ingredients contained in nutritional products sold by Abbott, with 5.09 percent of the votes cast voting “For” the proposal.  The number of shares cast in favor of the shareholder proposal, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
55,682,335	868,220,221	168,529,930	197,785,599

(5)         The shareholders rejected a shareholder proposal requesting that Abbott’s Board of Directors adopt a policy that the Board Chairman be an independent director, with 29.98 percent of the votes cast voting “For” the proposal.  The number of shares cast in favor of the shareholder proposal, the number against, the number abstaining, and the number of broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
327,465,172	757,941,822	7,025,492	197,785,599

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: April 27, 2015	By:	/s/ Thomas C. Freyman
Thomas C. Freyman
Executive Vice President, Finance
and Chief Financial Officer